POLEN CREDIT OPPORTUNITIES FUND
Portfolio of Investments
July 31, 2024
(Unaudited)
	Par Value	Value
CORPORATE BONDS† — 57.6%
Consumer Discretionary Products — 9.9%
CD&R Smokey Buyer, Inc., 6.75%, 7/15/25(a)	$ 357,000	$ 354,341
Dornoch Debt Merger Sub, Inc., 6.625%, 10/15/29(a)	1,365,000	1,195,963
Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(a)	1,491,000	1,280,409
		2,830,713
Consumer Discretionary Services — 2.1%
Scientific Games Holdings LP, 6.625%, 3/1/30(a)	600,000	586,913
Industrial Products — 16.0%
F-Brasile SpA, Series XR, 7.375%, 8/15/26(a)	860,000	854,855
Madison IAQ, LLC, 5.875%, 6/30/29(a)	1,143,000	1,069,813
Material Sciences Corp., 13.06%, 7/9/26(b)(c)(d)	902,063	902,063
SPX Flow, Inc., 8.75%, 4/1/30(a)	830,000	864,810
TK Elevator Holdco GmbH, 7.625%, 7/15/28(a)	880,000	878,779
		4,570,320
Materials — 23.6%
Baffinland Iron Mines Corp., 8.75%, 7/15/26(a)	1,649,000	1,482,687
Century Aluminum Co., 7.50%, 4/1/28(a)	776,000	787,663
LABL, Inc., 6.75%, 7/15/26(a)	580,000	576,744
Northwest Acquisitions ULC, 7.125%, 11/1/22(a)(c)(e)	402,000	4
Oscar AcquisitionCo., LLC, 9.50%, 4/15/30(a)	1,104,000	1,032,918
Polished Metals Ltd. Note, 14.435%, 4/14/27(b)(c)(d)(f)	1,145,113	1,145,113
SCIH Salt Holdings, Inc., 6.625%, 5/1/29(a)	770,000	725,225
Specialty Steel Holdings, Inc., 15.289%, 11/15/26(b)(c)	990,000	990,000
		6,740,354
Media — 6.0%
Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28(a)	290,000	256,263
	Par Value	Value
CORPORATE BONDS — (Continued)
Media — (Continued)
GrubHub Holdings, Inc., 5.50%, 7/1/27(a)	$400,000	$ 366,573
Sterling Entertainment Enterprises, LLC, 10.25%, 1/15/25(b)(c)(d)	1,148,000	1,093,011
		1,715,847
TOTAL CORPORATE BONDS (Cost $16,453,590)		16,444,147
SENIOR LOANS†(f) — 32.4%
Consumer Discretionary Services — 1.5%
Kuehg Corp., Term Loan B, 9.835% (SOFR +450 bps), 6/12/30	426,528	428,507
Financial Services — 0.8%
Nexus Buyer, LLC, Second Lien Term Loan, 11.694% (SOFR +635 bps), 11/5/29	232,161	231,349
Health Care — 3.2%
Aveanna Healthcare, LLC, Initial Term Loan, 12.497% (SOFR +715 bps), 12/10/29	726,122	662,586
EyeCare Partners, LLC, Tranche B Term Loan, 9.989% (SOFR +461 bps), 11/30/28	382,076	233,066
EyeCare Partners, LLC, Tranche C Term Loan, 12.129% (SOFR +685 bps), 11/30/28(c)	55,753	10,314
		905,966
Industrial Products — 3.4%
Engineered Machinery Holdings, Inc., Second Lien Amendment No. 3 Incremental Term Loan, 11.596% (SOFR +626 bps), 5/21/29	558,175	555,384
Engineered Machinery Holdings, Inc., Second Lien Incremental Amendment No. 2 Term Loan, 12.096% (SOFR +676 bps), 5/21/29	428,099	429,169
		984,553
Industrial Services — 4.5%
Infinite Bidco, LLC, Second Lien Initial Term Loan, 12.514% (SOFR +726 bps), 3/2/29	474,202	396,751

See accompanying Notes to the Quarterly Portfolio of Investments.

POLEN CREDIT OPPORTUNITIES FUND
Portfolio of Investments (Continued)
July 31, 2024
(Unaudited)
	Par Value	Value
SENIOR LOANS — (Continued)
Industrial Services — (Continued)
LaserShip, Inc., Second Lien Initial Loan, 13.096% (SOFR +776 bps), 5/7/29	$701,424	$ 472,963
RLG Holdings, LLC, Second Lien Closing Date Initial Term Loan, 12.958% (SOFR +761 bps), 7/6/29(c)	454,443	406,954
		1,276,668
Insurance — 4.9%
Asurion, LLC, New B-4 Term Loan, 10.708% (SOFR +536 bps), 1/20/29	1,546,592	1,416,817
Materials — 4.7%
Arctic Canadian Diamond Company Ltd., Second Lien Term Loan, 10.00%, 12/31/27(b)(c)(d)	91,506	91,506
LABL, Inc., Initial Dollar Term Loan, 10.447% (SOFR +510 bps), 10/29/28	568,542	549,633
Trident TPI Holdings, Inc., Tranche B-6 Term Loan, 9.332% (SOFR +400 bps), 9/15/28	704,675	708,163
		1,349,302
Media — 7.5%
Clear Channel Outdoor Holdings, Inc., 2024 Refinancing Term Loan, 9.458% (SOFR +411 bps), 8/21/28	950,000	952,176
MH Sub I, LLC, Second Lien Term Loan, 11.502% (SOFR +625 bps), 2/23/29	1,199,974	1,189,102
		2,141,278
Technology Hardware & Semiconductors — 1.9%
Altar Bidco, Inc., Second Lien Initial Term Loan, 10.399% (SOFR +560 bps), 2/1/30(g)	550,000	537,625
TOTAL SENIOR LOANS (Cost $9,552,174)		9,272,065
Number of Shares
COMMON STOCKS† — 5.4%
Industrial Products — 0.7%
Utex Industries, Inc.(b)(c)(d)*	2,718	204,339
	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — 4.1%
Arctic Canadian Diamond Co. Ltd.(b)(c)(d)*	134	$ 32,562
Burgundy Diamond Mines Ltd.(c)(d)*	242,800	26,199
Specialty Steel Holdings, Inc.(b)(c)*	6	1,098,340
		1,157,101
Retail & Wholesale - Discretionary — 0.6%
ATD New Holdings, Inc.(b)(c)*	10,489	173,383
Software & Technology Services — 0.0%
Skillsoft Corp.*	25	430
TOTAL COMMON STOCKS (Cost $1,489,420)		1,535,253
PREFERRED STOCKS† — 2.4%
Consumer Discretionary Services — 2.4%
Learning Care Group P/S(b)(c)(d)*	397	688,795
TOTAL PREFERRED STOCKS (Cost $435,930)		688,795
	Par Value
WARRANTS† — 0.0%
Industrial Products — 0.0%
Utex Industries Holdings, LLC, Strike Price: $114.76, 12/3/25(b)(c)(d)*	$2,840	—
Consumer Discretionary Services — 0.0%
Learning Care Group Warrant, Strike Price: $0.00, 9/1/24(b)(c)(d)*	117	—
TOTAL WARRANTS (Cost $—)		—

TOTAL INVESTMENTS - 97.8% (Cost $27,931,114)		27,940,260
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.2%		627,636
NET ASSETS - 100.0%		$28,567,896

(a)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At July 31, 2024, these securities amounted to $12,313,960 or 43.10% of net assets.
(b)	Security is fair valued by Polen Capital Credit, LLC (the "Adviser"), in its role as valuation designee, in accordance with the policies established by the Board of Trustees.
(c)	Security is deemed illiquid at July 31, 2024.

See accompanying Notes to the Quarterly Portfolio of Investments.

POLEN CREDIT OPPORTUNITIES FUND
Portfolio of Investments (Concluded)
July 31, 2024
(Unaudited)
(d)	Security deemed to be restricted as of July 31, 2024. As of July 31, 2024, the fair value of restricted securities in the aggregate was $4,183,588, representing 14.64% of the Fund’s net assets. Additional information on restricted securities can be found in Note A.
(e)	Security is currently in default.
(f)	Floating rate note. Coupon rate, reference index and spread shown at July 31, 2024.
(g)	All or a portion of this Senior Loan will settle after July 31, 2024, at which time the interest rate will be determined. Rates shown, if any, are for the settled portion.
†	See Note A. The industry designations set forth in the schedule above are those of the Bloomberg Industry Classification System.
*	Non-income producing.
LLC	Limited Liability Company
LP	Limited Partnership
SOFR	Secured Overnight Funding Rate

See accompanying Notes to the Quarterly Portfolio of Investments.

POLEN CREDIT OPPORTUNITIES FUND
Notes to the Quarterly Portfolio of Investments
July 31, 2024
(Unaudited)
A. Portfolio Valuation:
The Polen Credit Opportunities Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. The Fund’s fixed income securities and floating rate loans are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
Securities that do not have a readily available current market value are valued by the Fund’s investment adviser, Polen Capital Credit, LLC (“Polen Credit" or the “Adviser”), as “valuation designee” under the oversight of the Board of Trustees. The Adviser has adopted policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Fund’s Board of Trustees. The Adviser’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Adviser’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.
Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the NYSE, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. The Adviser as valuation designee will monitor for significant events that may materially affect the values of the Fund’s securities or assets and determine whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.
Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
• Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund had the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment;
• Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.); and
• Level 3 — Valuations based on significant unobservable inputs (including the Adviser’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.
The valuations for corporate bonds and senior loans are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. To the extent that these inputs are observable, the fair value of fixed income securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

POLEN CREDIT OPPORTUNITIES FUND
Notes to the Quarterly Portfolio of Investments (Continued)
July 31, 2024
(Unaudited)
The following is a summary of the inputs used, as of July 31, 2024, in valuing the Fund's investments carried at fair value:
	Total Value at 07/31/24	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Corporate Bonds
Consumer Discretionary Products	$2,830,713	$—	$2,830,713	$—
Consumer Discretionary Services	586,913	—	586,913	—
Industrial Products	4,570,320	—	3,668,257	902,063
Materials	6,740,354	—	4,605,241	2,135,113
Media	1,715,847	—	622,836	1,093,011
Senior Loans
Consumer Discretionary Services	428,507	—	428,507	—
Financial Services	231,349	—	231,349	—
Health Care	905,966	—	905,966	—
Industrial Products	984,553	—	984,553	—
Industrial Services	1,276,668	—	1,276,668	—
Insurance	1,416,817	—	1,416,817	—
Materials	1,349,302	—	1,257,796	91,506
Media	2,141,278	—	2,141,278	—
Technology Hardware & Semiconductors	537,625	—	537,625	—
Common Stocks
Industrial Products	204,339	—	—	204,339
Materials	1,157,101	26,199	—	1,130,902
Retail & Wholesale - Discretionary	173,383	—	—	173,383
Software & Technology Services	430	430	—	—
Preferred Stocks
Consumer Discretionary Services	688,795	—	—	688,795
Warrants
Industrial Products	—	—	—	—*
Consumer Discretionary Services	—	—	—	—*
Total Assets	$27,940,260	$26,629	$21,494,519	$6,419,112

*	Current value is $0.
At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of

POLEN CREDIT OPPORTUNITIES FUND
Notes to the Quarterly Portfolio of Investments (Concluded)
July 31, 2024
(Unaudited)
Level 3 investments is presented only when the Fund has an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Fund had an amount of transfers during the reporting period that was meaningful in relation to net assets as of the end of the reporting period.
For the period ended July 31, 2024, there were no transfers in or out of Level 3.
Restricted Securities — Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense, either upon demand by the fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund's restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund's adviser pursuant to the Fund's fair value policy, subject to oversight by the Board of Trustees. The Fund has acquired certain securities, the sale of which is restricted under applicable provisions of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.
The below securities are restricted from resale as of July 31, 2024:
	Security Type	Acquisition Date*	Cost	Value
Arctic Canadian Diamond Co. Ltd.	Common Stocks	2/3/2021	$—	$32,562
Arctic Canadian Diamond Company Ltd.	Senior Loans	2/3/2021	91,506	91,506
Burgundy Diamond Mines Ltd.	Common Stocks	7/3/2023	40,687	26,199
Learning Care Group P/S	Preferred Stocks	3/9/2018	435,930	688,795
Learning Care Group Warrant	Warrants	3/9/2018	—	—
Material Sciences Corp.	Corporate Bonds	7/9/2018	902,063	902,063
Polished Metals Ltd. Note	Corporate Bonds	4/14/2022	1,145,113	1,145,113
Sterling Entertainment Enterprises, LLC	Corporate Bonds	12/27/2017	1,144,528	1,093,011
Utex Industries Holdings, LLC	Warrants	12/3/2020	—	—
Utex Industries, Inc.	Common Stocks	12/3/2020	136,007	204,339
				$4,183,588

* The Fund commenced investment operations on August 28, 2023. Simultaneous with the commencement of the Fund’s investment operations, Polen DDJ Strategic Income Plus Fund, L.P. (the “Predecessor Fund”), a Delaware limited partnership, reorganized with and transferred substantially all its assets and remaining liabilities into the Fund. The acquisition date listed is the original acquisition date by the Predecessor Fund.
Restricted securities under Rule 144A, including the aggregate value and percentage of net assets of the Fund, have been identified in the Portfolio of Investments.
For more information with regard to significant accounting policies, see the Fund’s most recent semi-annual or annual report filed with the Securities and Exchange Commission.